UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5527

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	05/31/07

FORM N-CSR
Item 1.	Reports to Stockholders.

Dreyfus New Jersey
Municipal Money
Market Fund, Inc.

SEMIANNUAL REPORT May 31, 2007

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
20	Financial Highlights
21	Notes to Financial Statements
25	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus New Jersey
Municipal Money Market Fund, Inc.

The Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus New Jersey Municipal Money Market Fund, Inc., covering the six-month period from December 1, 2006, through May 31, 2007.

The U.S. economy continued to moderate during the reporting period as cooling housing markets took their toll on consumer and business spending. Labor markets, however, remained quite strong, and key measures of inflation have stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Our economists believe that the anemic rate of U.S. economic growth recorded in the first quarter of 2007 should be the weakest reading of the current midcycle slowdown, and economic growth is likely to recover eventually to a near-trend pace.

The likely implications of our economic outlook include a long pause in Fed policy, a modest drop in 10-year Treasury bond yields (and consequent rise in price) and, in the absence of an as-yet unforeseen event, persistently tight yield spreads along the money market spectrum. We expect these developments to produce both challenges and opportunities for fixed-income investors.As always, your financial advisor can help you position your investments for these trends.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2006, through May 31, 2007, as provided by Joseph Irace, Portfolio Manager

Market and Fund Performance Overview

Yields of money market instruments remained in a relatively narrow trading range as the Federal Reserve Board (the “Fed”) left short-term interest rates unchanged between June 2006 and the end of the reporting period in a slowing economic environment.

For the six-month period ended May 31, 2007, the fund produced an annualized yield of 3.06% and, taking into account the effects of compounding, an annualized effective yield of 3.11% .1

The Fund’s Investment Approach

The fund’s objective is to seek as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.The fund also seeks to maintain a stable $1.00 share price.To pursue its goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal and New Jersey state income taxes.

When pursuing the fund’s objective, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high-quality, tax-exempt money market municipal obligations that provide income exempt from federal and New Jersey state income taxes. Second, we actively manage the fund’s average maturity in anticipation of interest-rate trends and supply-and-demand changes in New Jersey’s short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may reduce the weighted average maturity of the fund, which should better position the fund to purchase new securities with higher yields, if higher yields materialize.Yields tend to rise when there is an increase

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

in new-issue supply competing for investor interest. New securities generally are issued with maturities in the one-year range and tend to lengthen the fund’s weighted average maturity if purchased. If we anticipate limited new-issue supply, we may extend the fund’s average maturity to maintain then-current yields for as long as we think prac-tical.At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

Interest Rates Stabilized as U.S. Economic Growth Moderated

The reporting period began in an environment of robust economic growth and mounting inflationary pressures, which in late June 2006 prompted the Fed to implement its sixteenth consecutive increase of short-term interest rates. As a result, the overnight federal funds rate rose to 5.25% . Over the summer, however, weakness in the housing and automotive sectors contributed to a more moderate rate of U.S. economic growth. In addition, inflationary pressures appeared to subside as energy prices retreated from record highs.

Investors generally responded to these developments with expectations that a slower economy and lower inflation might prompt the Fed to begin reducing short-term interest rates in 2007.The Fed lent credence to this view when it stopped raising interest rates and held them steady as it evaluated the impact of its previous rate hikes on the economy and inflation. In its public comments, the Fed repeatedly stated that it believed inflation was likely to moderate along with economic growth. With the Fed on hold, investor sentiment vacillated between expectations of a rate cut due to the economic slowdown and anticipation that stubborn inflation would cause the Fed to remain on the sidelines longer than previously expected.

Although New Jersey continues to face a number of fiscal challenges, its fiscal condition has been supported by a diverse economic base, high wealth levels compared to residents of other states and progress in addressing the state’s structural budget imbalance.

Supply-and-Demand Forces Boosted Short-Term Yields

As short-term interest rates stabilized, tax-exempt money market yields traded within a relatively narrow range. However, at times during the reporting period, very short-term variable-rate demand notes (“VRDNs”) provided higher yields than longer-term instruments.This relatively unusual phenomenon, known as an “inverted yield curve,” was primarily the result of supply-and-demand forces.

During times in which the yield curve was inverted, we allocated up to 90% of the fund’s assets to VRDNs, with the remainder invested in municipal notes and seasoned municipal bonds.When yield differences began to normalize, we reduced the fund’s exposure to VRDNs and increased its holdings of tax-exempt notes with maturities in the three- to six-month range, including securities from New Jersey school districts and some of the state’s municipalities. As a result, the fund’s weighted average maturity was significantly longer than industry averages during the reporting period.

Fund Remains Positioned for an Unchanged Fed Policy

After its meeting in May 2007, the Fed commented that its “predominant policy concern remains the risk that inflation will fail to moderate as expected.”These remarks, together with mixed economic and inflation data, suggest to us that the Fed is unlikely to adjust short-term interest rates anytime soon.We therefore intend to maintain the fund’s longer-than-average duration position until we see evidence that the Fed is ready to alter its monetary policy one way or the other.

June 15, 2007

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Some income may be subject to the federal alternative minimum tax (AMT) for certain investors.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus New Jersey Municipal Money Market Fund, Inc. from December 1, 2006 to May 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2007

Expenses paid per $1,000 †	$ 3.22
Ending value (after expenses)	$1,015.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2007

Expenses paid per $1,000 †	$ 3.23
Ending value (after expenses)	$1,021.74

† Expenses are equal to the fund’s annualized expense ratio of .64%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
May 31, 2007 (Unaudited)

Short-Term	Coupon	Maturity	Principal
Investments—100.6%	Rate (%)	Date	Amount ($)	Value ($)

New Jersey—95.9%
Aberdeen Township,
GO Notes (Insured; MBIA)	4.00	8/1/07	600,000	600,193
Alexandria Township,
GO Notes, BAN	4.25	12/18/07	1,650,000	1,655,231
Bergen County,
GO Notes, BAN	3.70	12/13/07	23,000,000	23,001,142
Bergen County Improvement
Authority, County-Guaranteed
Shared DPW Facility Lease
Revenue Project Notes	4.25	4/30/08	2,500,000	2,511,202
Bergen County Improvement
Authority, MFHR (Kentshire
Apartments Project) (Insured;
FNMA and Liquidity Facility; FNMA)	3.82	6/7/07	15,000,000 [a]	15,000,000
Berkeley Township,
GO Notes, BAN	3.80	6/8/07	2,350,000	2,350,043
Camden County Improvement
Authority, Health Care
Redevelopment Project Revenue
(Cooper Health System
Obligated Group Issue)
(LOC; Commerce Bank N.A.)	3.86	6/7/07	7,000,000 [a]	7,000,000
Camden County Improvement
Authority, MFHR (Liberty Park
Housing Project) (Liquidity
Facility; Merrill Lynch)	3.86	6/7/07	7,215,000 [a,b]	7,215,000
Camden County Improvement
Authority, Special Revenue
(Congregation Beth El Project)
(LOC; Commerce Bank N.A.)	3.88	6/7/07	2,075,000 [a]	2,075,000
Clifton,
GO Notes, TAN	4.00	2/15/08	5,000,000 [c]	5,008,550
Cranford Township,
BAN	4.00	1/4/08	2,250,394	2,254,258
Deptford Township,
GO Notes, BAN	4.50	7/20/07	4,086,500	4,089,663
East Amwell Township,
GO Notes, BAN	4.00	5/22/08	1,000,000	1,002,335
Egg Harbor,
GO Notes, BAN	4.50	6/1/07	4,399,900	4,399,900

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
Essex County Improvement
Authority, Revenue (The
Children’s Institute Project)
(LOC; Wachovia Bank)	3.83	6/7/07	1,795,000 [a]	1,795,000
Hammonton,
GO Notes, BAN	4.00	1/11/08	3,660,000	3,666,491
Irvington Township,
GO Notes, BAN	4.25	3/14/08	1,388,700	1,393,941
Long Branch,
GO Notes, BAN	4.00	1/30/08	2,051,500	2,054,796
Lower Municipal Township Utilities
Authority, Project Note	4.25	2/27/08	2,500,000	2,508,928
Mercer County Improvement
Authority, Revenue (Children’s
Home Society Project)
(LOC; Wachovia Bank)	3.83	6/7/07	100,000 [a]	100,000
New Jersey,
COP (Equipment Lease
Purchase Agreement)	5.00	6/15/08	1,000,000	1,012,567
New Jersey,
COP, Refunding (Equipment
Lease Purchase Agreement)
(Insured; FSA)	5.00	6/15/07	2,250,000	2,251,024
New Jersey,
GO Notes, Refunding	5.00	7/15/07	1,770,000	1,772,526
New Jersey,
TRAN	4.50	6/22/07	11,000,000	11,004,382
New Jersey Building Authority,
State Building Revenue	6.00	6/15/07	3,500,000	3,502,665
New Jersey Economic Development
Authority, EDR (Epiphany House
Inc. Project) (LOC; Wachovia Bank)	3.83	6/7/07	2,790,000 [a]	2,790,000
New Jersey Economic Development
Authority, EDR (Marco
Holdings, LLC Project)
(LOC; Wachovia Bank)	3.88	6/7/07	815,000 [a]	815,000
New Jersey Economic Development
Authority, EDR (Parke Place
Associates Project) (LOC;
Commerce Bank N.A.)	3.98	6/7/07	1,305,000 [a]	1,305,000

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
New Jersey Economic Development
Authority, EDR (Stamato Realty
LLC Project) (LOC; Comerica Bank)	3.85	6/7/07	4,855,000 [a]	4,855,000
New Jersey Economic Development
Authority, EDR (Stone Brothers
Secaucus Project) (LOC; Valley
National Bank)	3.88	6/7/07	2,900,000 [a]	2,900,000
New Jersey Economic Development
Authority, EDR (The Institute
of Electrical and Electronics
Engineers, Inc. Project) (LOC;
Wachovia Bank)	3.78	6/7/07	510,000 [a]	510,000
New Jersey Economic Development
Authority, EDR, Refunding (R.
Realty Company Project)
(LOC; Wachovia Bank)	3.83	6/7/07	825,000 [a]	825,000
New Jersey Economic Development
Authority, IDR (Advanced
Drainage Systems, Inc. Project)
(LOC; National City Bank)	3.79	6/7/07	9,000,000 [a]	9,000,000
New Jersey Economic Development
Authority, LR (Somerset Hills
YMCA Project) (LOC;
Commerce Bank N.A.)	3.88	6/7/07	4,100,000 [a]	4,100,000
New Jersey Economic Development
Authority, Revenue (Buchanan
and Zweigle Project)
(LOC; Wachovia Bank)	3.88	6/7/07	2,125,000 [a]	2,125,000
New Jersey Economic Development
Authority, Revenue (Catholic
Charities Project) (LOC;
Wachovia Bank)	3.78	6/7/07	140,000 [a]	140,000
New Jersey Economic Development
Authority, Revenue (Catholic
Community Services Project)
(LOC; Wachovia Bank)	3.83	6/7/07	200,000 [a]	200,000
New Jersey Economic Development
Authority, Revenue (CPC
Behavioral Healthcare Project)
(LOC; Wachovia Bank)	3.83	6/7/07	3,415,000 [a]	3,415,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
New Jersey Economic Development
Authority, Revenue
(Developmental Disabilities
Association of New Jersey Inc.
Project) (LOC; Wachovia Bank)	3.83	6/7/07	2,320,000 [a]	2,320,000
New Jersey Economic Development
Authority, Revenue (Four
Woodbury Mews Project)
(LOC; Bank of America)	3.94	6/7/07	6,600,000 [a]	6,600,000
New Jersey Economic Development
Authority, Revenue (Rose Hill
Associates Project) (LOC;
Commerce Bank N.A.)	3.98	6/7/07	6,180,000 [a]	6,180,000
New Jersey Economic Development
Authority, Revenue (The
Montclair Art Museum Project)
(LOC; JPMorgan Chase Bank)	3.80	6/7/07	5,260,000 [a]	5,260,000
New Jersey Economic Development
Authority, Revenue (Three
Woodbury Mews Project)
(LOC; Bank of America)	3.94	6/7/07	9,525,000 [a]	9,525,000
New Jersey Economic Development
Authority, Revenue (Young
Men’s Christian Association
of Metuchen Project)
(LOC; Wachovia Bank)	3.83	6/7/07	1,355,000 [a]	1,355,000
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.25	6/15/07	2,935,000	2,936,705
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.00	9/1/07	1,080,000	1,083,782
New Jersey Economic Development
Authority, School Facilities
Construction Revenue
(Liquidity Facility; Citibank NA)	3.81	6/7/07	12,000,000 [a,b]	12,000,000
New Jersey Economic Development
Authority, School Facilities
Construction Revenue (Putters
Program) (Insured; FSA and
Liquidity Facility; JPMorgan
Chase Bank)	3.80	6/7/07	3,400,000 [a,b]	3,400,000

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
New Jersey Economic Development
Authority, School Revenue,
Refunding (Blair Academy)
(LOC; Wachovia Bank)	3.83	6/7/07	5,290,000 [a]	5,290,000
New Jersey Economic Development
Authority, Special Facility
Revenue (Port Newark Container
Terminal LLC Project)
(LOC; Citibank NA)	3.78	6/7/07	32,400,000 [a]	32,400,000
New Jersey Economic Development
Authority, Thermal Energy
Facilites Revenue (Thermal
Energy Limited Partnership I
Project) (LOC; Bank One)	3.82	6/7/07	5,800,000 [a]	5,800,000
New Jersey Educational Facilities
Authority, Refunding (Higher
Education Facilities Trust Fund)	5.00	9/1/07	1,500,000	1,504,729
New Jersey Educational Facilities
Authority, Revenue (Higher
Education Equipment Leasing
Fund Program Issue)	5.00	9/1/07	7,000,000	7,023,787
New Jersey Housing and Mortgage
Finance Agency, Revenue
(Merlots Program) (Insured;
MBIA and Liquidity Facility;
Wachovia Bank)	3.88	6/7/07	425,000 [a,b]	425,000
New Jersey Housing and Mortgage
Finance Agency, SFHR
(Liquidity Facility; Dexia
Credit Locale)	3.88	6/7/07	525,000 [a]	525,000
New Jersey Housing and Mortgage
Finance Agency, SFHR
(Liquidity Facility; Dexia
Credit Locale)	3.88	6/7/07	5,165,000 [a]	5,165,000
New Jersey Transit Corporation,
COP (Federal Transit
Administration Grants)
(Insured; AMBAC)	5.50	9/15/07	1,100,000	1,105,976
New Jersey Transportation Trust
Fund Authority
(Transportation System)	5.38	12/15/07	1,500,000	1,512,660

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
Newark,
GO Notes, BAN	4.00	6/15/07	13,360,000	13,361,240
Newark Housing Authority,
MFHR (Liquidity Facility;
Merrill Lynch)	3.87	6/7/07	4,367,000 [a,b]	4,367,000
Ocean Township,
GO Notes, BAN	3.75	11/8/07	1,475,000	1,475,310
Passaic County Utilities
Authority, Solid Waste System
Project Notes, Refunding	4.25	2/21/08	9,960,000	9,994,805
Port Authority of New York and New
Jersey (Consolidated Bonds,
139th Series) (Insured; FGIC
and Liquidity Facility; Dexia
Credit Locale)	3.81	6/7/07	2,720,000 [a,b]	2,720,000
Port Authority of New York and New
Jersey (Consolidated Bonds,
147th Series) (Insured; FGIC
and Liquidity Facility;
Bayerische Landesbank)	3.83	6/7/07	1,500,000 [a,b]	1,500,000
Port Authority of New York and New
Jersey (Consolidated Bonds,
147th Series) (Insured; FGIC
and Liquidity Facility; Citibank NA)	3.84	6/7/07	2,360,000 [a,b]	2,360,000
Port Authority of New York and New
Jersey (Consolidated Bonds,
147th Series) (Insured; FGIC
and Liquidity Facility; PB
Finance Inc.)	3.84	6/7/07	9,130,000 [a,b]	9,130,000
Port Authority of New York and New
Jersey, CP (Liquidity
Facility; Landesbank
Hessen-Thuringen Girozentrale)	3.90	6/8/07	3,475,000	3,475,000
Port Authority of New York and New
Jersey, CP (Liquidity
Facility; Landesbank
Hessen-Thuringen Girozentrale)	3.73	9/12/07	10,700,000	10,700,000
Port Authority of New York and New
Jersey, Revenue (Insured; FGIC
and Liquidity Facility; BNP Paribas)	3.81	6/7/07	10,000,000 [a,b]	10,000,000

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
Port Authority of New York and New
Jersey, Special Obligation
Revenue (Merlots Program)
(Insured; MBIA and Liquidity
Facility; Wachovia Bank)	3.88	6/7/07	2,390,000 [a,b]	2,390,000
Ringwood Borough,
GO Notes, BAN	4.00	11/9/07	1,000,000	1,001,274
Sussex County Municipal Utilities
Authority, Project Notes	4.50	12/28/07	3,200,000	3,214,195
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement Asset-Backed
Bonds (Liquidity Facility; Merrill
Lynch and LOC; Merrill Lynch
Capital Services)	3.81	6/7/07	935,000 [a,b]	935,000
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds (Liquidity
Facility; Merrill Lynch
Capital Services and LOC;
Merrill Lynch)	3.81	6/7/07	6,250,000 [a,b]	6,250,000
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds (Liquidity
Facility; Merrill Lynch
Capital Services and LOC;
Merrill Lynch)	3.82	6/7/07	10,095,000 [a,b]	10,095,000
Trenton Parking Authority,
Parking Revenue (Putters
Program) (Insured; FGIC and
Liquidity Facility; JPMorgan
Chase Bank)	3.80	6/7/07	4,320,000 [a,b]	4,320,000
Union County Improvement
Authority, Revenue (Oak Park
Apartments Housing Project)
(Liquidity Facility; Merrill
Lynch and LOC; IXIS Corporate
and Investment Bank)	3.89	6/7/07	14,535,000 [a,b]	14,535,000

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
Washington Township,
BAN	3.75	6/13/07	3,900,000	3,900,188
Wildwood Crest,
GO Notes, BAN	4.00	3/7/08	1,405,000	1,407,587
Wood-Ridge Borough,
GO Notes, BAN	4.25	2/22/08	1,600,000	1,605,390
U.S. Related—4.7%
Puerto Rico Aqueduct and Sewer
Authority, Revenue (Liquidity
Facility; Citibank NA and LOC;
Citibank NA)	3.84	6/7/07	6,000,000 [a,b]	6,000,000
Puerto Rico Housing Finance
Corporation, Home Mortgage
Revenue (Putters Program)
(Liquidity Facility; JPMorgan
Chase Bank)	3.81	6/7/07	6,040,000 [a,b]	6,040,000
Puerto Rico Industrial Tourist
Educational Medical and
Environmental Control
Facilities Financing Authority,
Environmental Control Facilities
Revenue (Bristol-Myers Squibb
Company Project)	3.81	6/7/07	6,300,000 [a]	6,300,000

Total Investments (cost $390,694,465)			100.6%	390,694,465

Liabilities, Less Cash and Receivables			(.6%)	(2,370,672)

Net Assets			100.0%	388,323,793

[a] Securities payable on demand.Variable interest rate—subject to periodic change.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2007, these securities amounted to $103,682,000 or 26.7% of net assets.
c Purchased on a delayed delivery basis.

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) †

F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	66.1
AAA,AA,A [d]		Aaa,Aa,A [d]		AAA,AA,A [d]	6.4
Not Rated [e]		Not Rated [e]		Not Rated [e]	27.5
					100.0

† Based on total investments.

[d]	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
[e]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	390,694,465	390,694,465
Cash		989,626
Interest receivable		3,456,518
Prepaid expenses		19,356
		395,159,965

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		181,156
Payable for investment securities purchased		6,559,059
Payable for shares of Common Stock redeemed		10,009
Accrued expenses		85,948
		6,836,172

Net Assets ($)		388,323,793

Composition of Net Assets ($):
Paid-in capital		388,230,604
Accumulated net realized gain (loss) on investments		93,189

Net Assets ($)		388,323,793

Shares Outstanding
(2 billion shares of $.001 par value Common Stock authorized)		388,327,271
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund 17

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2007 (Unaudited)

Investment Income ($):
Interest Income	7,135,250
Expenses:
Management fee—Note 2(a)	965,954
Shareholder servicing costs—Note 2(b)	154,633
Custodian fees	33,434
Professional fees	27,540
Director’s fees and expenses—Note 2(c)	11,779
Registration fees	9,974
Prospectus and shareholders’ reports	9,108
Miscellaneous	14,500
Total Expenses	1,226,922
Investment Income—Net	5,908,328

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	85,619
Net Increase in Net Assets Resulting from Operations	5,993,947

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2007	Year Ended
	(Unaudited)	November 30, 2006

Operations ($):
Investment income—net	5,908,328	10,111,746
Net realized gain (loss) on investments	85,619	7,732
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,993,947	10,119,478

Dividends to Shareholders from ($):
Investment income—net	(5,908,328)	(10,111,746)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	320,639,505	602,550,034
Dividends reinvested	4,574,206	8,422,735
Cost of shares redeemed	(311,542,833)	(609,111,992)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	13,670,878	1,860,777
Total Increase (Decrease) in Net Assets	13,756,497	1,868,509

Net Assets ($):
Beginning of Period	374,567,296	372,698,787
End of Period	388,323,793	374,567,296

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Ten Months
Six Months Ended		Year Ended	Ended
May 31, 2007		November 30,	November 30,		Year Ended January 31,

	(Unaudited)	2006	2005[a]	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.015	.027	.015	.006	.005	.008	.020
Distributions:
Dividends from
investment income—net	(.015)	(.027)	(.015)	(.006)	(.005)	(.008)	(.020)
Net asset value,
end of period	1.00	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	3.09[b]	2.76	1.79[b]	.64	.46	.83	2.06

Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.64[b]	.64	.65[b]	.65	.64	.65	.65
Ratio of net expenses
to average net assets	.64[b]	.64	.65[b]	.65	.64	.65	.65
Ratio of net investment
income to average
net assets	3.06[b]	2.73	1.79[b]	.63	.46	.83	2.04

Net Assets, end of period
($ x 1,000)	388,324	374,567	372,699	342,316	372,384	427,000	468,492

[a]	The fund has changed its fiscal year end from January 31 to November 30.
[b]	Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus New Jersey Municipal Money Market Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. During the reporting period, the Manager was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge. Effective June 30, 2007, the Distributor will be known as MBSC Securities Corporation.

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus became a wholly-owned subsidiary of The Bank of New York Mellon Corporation.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15,2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2006 were all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At May 31,2007,the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2007, the fund was charged $87,346 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement, for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2007, the fund was charged $43,568 pursuant to the transfer agency agreement.

During the period ended May 31, 2007, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $162,808, chief compliance officer fees $3,748 and transfer agency per account fees $14,600.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on May 8, 2007, the Board considered the re-approval of the fund’s Management Agreement through November 30, 2007, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services in each distribution channel, including those of the fund.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities, as well as the Manager’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee and

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on financial statements currently available to Lipper as of February 28, 2007.The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual and actual management fees were approximately at and higher than the respective Expense Group medians. The Board also noted that the fund’s total expense ratio was lower than the Expense Group and Expense Universe medians.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance for various periods ended February 28, 2007, and placed significant emphasis on comparisons of total return performance among the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also was selected by Lipper.The Board noted that the fund’s total returns were at or higher than the Performance Group median for each reported time period up to 10 years and at the Performance Universe median for each reported time period up to 5 years.

Representatives of the Manager reviewed with the Board members the fee paid to the Manager or its affiliates by the one mutual fund managed by the Manager or its affiliates reported in the same Lipper category as the fund (the “Similar Fund”), and explained the nature of the Similar Fund and any differences, from the Manager’s perspective, in providing services to the Similar Fund as compared to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board discussed the relationship of the management fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board noted that the Similar Fund paid the same contractual management fee rate as the fund.

Representatives of the Manager noted that there were no similarly managed institutional separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.

By:	/s/ J. David Officer
J. David Officer
President

Date:	July 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	July 23, 2007

/s/ James Windels
James Windels
Treasurer

Date:	July 23, 2007

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)